                                                                   EXHIBIT 10.17

                       FORM OF STANDBY PURCHASE AGREEMENT


            THIS STANDBY PURCHASE AGREEMENT (the "Agreement"), made and entered into as of ____________, 2001 by and between Gunther International, Ltd., a Delaware corporation with its principal place of business located in Norwich, Connecticut (the "Company") and Gunther Partners, LLC, a Delaware limited liability company (the "Purchaser").

                              W I T N E S S E T H:

            WHEREAS, the Company anticipates issuing to the holders (the "Stockholders") of its issued and outstanding shares of common stock, $.001 par value per share ( the "Common Stock"), of record at the close of business on September 4, 2001 (the "Record Date") certain subscription rights (the "Basic Subscription Rights"), with oversubscription privileges ("Oversubscription Rights", together with the Basic Subscription Rights, the "Rights"), to subscribe for and purchase additional shares of Common Stock at a per share price of $.50 (the "Subscription Price"), on the basis of 3.728 Rights for each share of Common Stock held of record on such date (such transaction generally being herein referred to as the "Rights Offering");

            WHEREAS, the Purchaser is the holder of shares of Common Stock as of the Record Date; and, as such, will receive Rights in the Rights Offering; and

            WHEREAS, the Purchaser desires to serve as a Standby Purchaser for a specified amount of shares of Common Stock at the Subscription Price (the "Standby Shares") that have not been subscribed for by holders of Rights prior to the expiration of the Rights Offering at 5:00 p.m., New York city time, on ____________, 2001 (the "Expiration Time");

            NOW, THEREFORE, in and for consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    Purchase and Delivery of Standby Shares.

      (a) Concurrently with the execution of this Agreement, the Company is commencing the Rights Offering in which the Company is offering 16,000,000 shares of Common Stock to its Stockholders for purchase on or before the Expiration Time. In the event that the Stockholders other than the Purchaser do not subscribe for and purchase all 16,000,000 shares of Common Stock offered in the Rights Offering through the exercise of their Basic Subscription Rights and Oversubscription Rights (the "Unsubscribed Shares") on or before the Expiration Time, subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser and the Purchaser hereby agrees to subscribe for and purchase from the Company, pursuant to its exercise of its Oversubscription Rights, a number of shares equal to 16,000,000 less the number of shares subscribed for and purchased by Stockholders other than the Purchaser in the Rights Offering, up to a maximum of 14,000,000 shares. Priorities for the purchase of
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additional shares by Stockholders (including the Purchaser) electing to exercise
Oversubscription Rights shall be made on the basis specified in the Registration Statement and the Prospectus.

      (b) The Purchaser shall fulfill its standby purchase commitment under this Section by executing and delivering to the Company prior to the Expiration Time an executed subscription certificate in the form attached to the Registration Statement as Exhibit 4.1 thereto, a copy of which is attached to this Agreement as Exhibit A (the "Purchaser Subscription Certificate"). The Company acknowledges and agrees that the Purchaser shall not be required to tender payment for the Standby Shares at the time of its delivery of the Purchaser Subscription Certificate to the Company, in accordance with the provisions of
Section 1 of the "Instructions for Use of Subscription Certificates" adopted by the Company for the Rights Offering (the "Subscription Instructions"). In the event of any inconsistency between the terms of (i) the Purchaser Subscription Certificate and the Subscription Instructions and (ii) the terms of this Agreement, the terms of this Agreement shall govern.

      (c) The Company will not extend the closing date of the Rights Offering beyond December 31, 2001 without the prior written consent of the Purchaser.

      2.    The Closing.

            As soon as practicable following its determination of the number of Unsubscribed Shares, the Company shall notify the Purchaser of the number of Standby Shares, if any, to be purchased by the Purchaser pursuant to Section 1 of the Agreement. The delivery of the payment for the Standby Shares shall take place at the office of Murtha Cullina LLP in connection with the consummation of the Rights Offering, which shall be designated by the Company by oral communication or written notice to the Purchaser (such time and date being referred to as the "Closing Time", the date of the Closing Time being referred to as the "Closing Date" and the consummation of the transaction being referred to as the "Closing").

      3.    Representation and Warranties.

      (a) The Company hereby represents and warrants to the Purchaser as follows:

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

            (ii) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company, and this Agreement, when duly executed and delivered by the Purchaser, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


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            (iii) The Standby Shares have been duly authorized by all necessary corporate action of the Company, and when issued in accordance with such authorization and delivered by the Company against payment therefor will be validly issued, fully paid and nonassessable; and the Stockholders have no preemptive rights with respect to the Standby Shares. The Rights have been duly authorized by all necessary corporate action of the Company, and when issued in accordance with such authorization and delivered by the Company, will constitute legal, valid, binding and enforceable obligations of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (iv) The execution and delivery of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of its properties or assets are bound, with such exceptions as would not have a material adverse effect on the financial condition of the Company, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such governmental instrumentality or court is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issuance of the Rights, the issuance of the shares of Common Stock upon the exercise of the Rights, except such as have been obtained under the rules and regulations of the Securities and Exchange Commission (the "Commission") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

            (v) A registration statement, including a prospectus, relating to the Common Stock of the Company has been filed with the Commission and may be amended. Such registration statement, as it may be amended at the time when it becomes effective is hereinafter referred to as the "Registration Statement", and such prospectus, as then amended, including all material incorporated by reference therein, as the "Prospectus". When the Registration Statement becomes effective (the "Effective Time"), the Registration Statement and Prospectus will conform in all respects to the requirements of the Securities Act of 1933 (the "Act") and the rules and regulations of the Commission, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements or omissions in either of such documents based upon written information furnished to the Company by the Purchaser specifically for use therein.

      (b) The Purchaser hereby represents and warrants to the Company as follows:


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            (i) The Purchaser has been duly organized and exists in good standing as a limited liability company under the laws of the State of Delaware.

            (ii) The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Purchaser, and this Agreement, when duly executed and delivered by the Purchaser, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (iii) The Purchaser has sufficient cash resources on hand to purchase the Standby Shares on the terms and conditions contained in this Agreement.

            (iv) No state, federal or foreign regulatory approvals, permits, licenses, or consents or other contractual or legal obligations are required in order for the Purchaser to enter into this Agreement or purchase the Standby Shares.

            (v) The execution and delivery of this Agreement, the consummation by the Purchaser of the transactions herein contemplated and the compliance by the Purchaser with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the constituent documents of the Purchaser or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser is a party or by which any of the Purchaser's properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental jurisdiction over the Purchaser or any of Purchaser's properties or assets; and no consent, approval, authorization, government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated by this Agreement.

            (vi) The Purchaser's commitment under this Agreement is not contingent on the commitment of any other Stockholder or on any minimum number of shares being issued in the Rights Offering.

            (vii) At the Effective Time, the information furnished to the Company by the Purchaser specifically for use in the Registration Statement and Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (viii) The Purchaser will be purchasing any shares of Common Stock purchased pursuant to the terms hereof as a passive investment in the ordinary course of the Purchaser's business.


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            (ix)  The Purchaser has reviewed a copy of the Registration
      Statement and Prospectus.

      4. Closing Conditions. The respective obligations of the Purchaser and the Company to consummate the purchase and sale of the Standby Shares shall be subject in the discretion of the Company or the Purchaser, as the case may be, to the condition that all representations and warranties and other statements of the other party are, at and as of the Closing Time, true and correct in all material respects, the condition that the other party shall have performed all of its obligations hereunder theretofore to be performed in all material respects, and the following additional conditions precedent:

      (a) The Effective Time of the Registration Statement shall be no later than 5:30 p.m., New York time, on the date of this Agreement or such later date as shall have been consented by the Purchaser; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Purchaser, shall be contemplated by the Commission.

      (b) The Purchaser shall have received a letter, dated the date of delivery thereof (which if the Effective Time of the Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Registration Statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating to the effect that:

            (i) In their opinion the financial statements examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (ii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements incorporated by reference in the Registration Statement; and

            (iii) On the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:


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            (A) The unaudited financial statements incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with accounting principles generally accepted in the United States;

            (B) At the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, as compared with amounts shown on the latest balance sheet incorporated by reference in the Registration Statement; or

            (C) For the period from the closing date of the latest statement of operations incorporated by reference in the Registration Statement to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations incorporated by reference in the Registration Statement, in consolidated net sales, net operating income or in the total or per share amounts of income before extraordinary items or net income;

      except in all cases set forth in clauses (A) , (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

      (c) The Purchaser shall have received an opinion, dated such Closing Date, of Murtha Cullina LLP, counsel for the Company, to the effect that:

            (i) The Company is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

            (ii) The Standby Shares delivered on such Closing Date have been duly authorized and validly issued and are fully paid and nonassessable; and the Stockholders have no preemptive rights with respect to the Standby Shares;

            (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Standby Shares by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;


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            (iv) The execution, delivery and performance of this Agreement and the issuance and sale of the Standby Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties; (B) any material agreement or instrument filed by the Company with the Commission as an exhibit to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 (as amended) and any subsequent periodic reports of the Company filed under the Securities Exchange Act of 1934, to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject; or (C) the charter or by-laws of the Company or any such subsidiary. The Company has full corporate power and authority to authorize, issue and sell the Standby Shares as contemplated by this Agreement;

            (v) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each of the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations; such counsel have no reason to believe that any part of the Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus; and


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            (vi)  This Agreement has been duly authorized, executed and delivered by the Company.

      (d) The Purchaser shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

      (e) The Purchaser shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

      The Company will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Purchaser reasonably requests.

      5.    Indemnification.

      (a) The Company will indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, any amendment or supplement thereto, any related preliminary prospectus or any document incorporated by reference in any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Purchaser and each such controlling person for any legal or other expenses reasonably incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished to the Company by the Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.


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            Insofar as the foregoing indemnity agreement, or the representations and warranties contained in this Agreement, may permit indemnification for liabilities under the Act of the Purchaser or a member or controlling person of the Purchaser within the meaning of Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, the Company has been advised that in the opinion of the Commission such provisions may be broad enough to contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of appropriate jurisdiction (unless in the opinion of counsel for the Company the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Company will be governed by the final adjudication of such issue.

      (b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by the Purchaser specifically for use therein; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

      (d) If recovery is not available under the foregoing indemnification provisions of this Section, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the transactions contemplated by this Agreement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. Neither the Purchaser or nor any person controlling the Purchaser shall be obligated to make contribution hereunder which in the aggregate exceeds the total Subscription Price of the Common Stock purchased by the Purchaser pursuant to this Agreement, less the aggregate amount of any damages which the Purchaser and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim.

      6.    Termination.

      (a) Either of the parties hereto may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by December 31, 2001 through no fault of the Purchaser or (ii) in the event that the Company is unable to obtain any required approvals for the transactions contemplated hereby to be undertaken by it on conditions reasonably satisfactory to it despite its reasonable efforts to obtain such approvals. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

      (b) The Company and the Purchaser hereby agree that any termination of this Agreement pursuant to Section 6(a), or the termination of the Rights Offering for any reason whatsoever by the Company (other than termination in the event of a breach of this Agreement by the Purchaser or misrepresentation of any of the statements made herein by the Purchaser) shall be without liability of the Company or the Purchaser.

      7.    Notices.

      All communications hereunder shall be in writing and, if to the Company, shall be mailed, delivered or telecopied and confirmed to it at:

            Gunther International, Ltd.


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
            One Winnenden Road
            Norwich, Connecticut  06360
            Attention: Michael M. Vehlies, Chief Financial Officer Facsimile No.: (860) 886-8889

            with a copy to:

            Murtha Cullina LLP
            Cityplace I, 185 Asylum Street
            Hartford, Connecticut  06103
            Attention:  Richard S. Smith, Jr.
            Facsimile No.:  (860) 240-6150

            And if to the Purchaser, shall be mailed, delivered or telecopied and confirm to it at:

            Gunther Partners, LLC
            667 Madison Avenue
            New York, New York  10021
            Attention:  Thomas J. Tisch
            Facsimile No.:  (212) 521-2540

            with a copy to:

            Sullivan & Cromwell
            125 Broad Street
            New York, New York  10004
            Attention:  Richard R. Howe
            Facsimile No.:  (212) 558-3588

      8.    Binding Effects.

            This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other Person shall acquire or have any right under or by virtue of this Agreement. The Purchaser may not assign its rights and obligations hereunder.

      9.    GOVERNING LAW.


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
            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK IN EFFECT AT THE TIME OF THE EXECUTION HEREOF.

      10.   Entire Agreement.

            This Agreement represents the entire understanding of the parties with respect to the matters addressed herein and supersedes all prior written and oral understandings concerning the subject matter herein.

      11.   Execution in Counterparts.

            This Agreement may be executed in any number of counterparts, each of which counterparts when so executed and delivered shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

                 [Rest of This Page Intentionally Left Blank]


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
      IN WITNESS WHEREOF, and intending to be legally bound thereby, each of the Purchaser and the Company has signed or caused to be signed its name as of the day and year first above written.

                                    GUNTHER INTERNATIONAL, LTD.



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    GUNTHER PARTNERS, LLC



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


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